MINERAL PROPERTIES (Narrative) (Details)	12 Months Ended
Dec. 31, 2020
Mineral Industries Disclosures [Abstract]
Joint Venture Option Agreements, Description	Following the identification by the Company of several surface gossans in distal volcanogenic massive sulphide (VMS) settings, the Company negotiated two joint venture option agreements with local Turkish entities. The first option agreement (the “Karaburun Option”) was signed with the first local partner for a 50% share of three permits in the Boyabat area in northern Turkey and the second option agreement was signed with a second local partner for a 50% interest in three additional permits in the Boyabat area in northern Turkey. The second option agreement expired unexercised on May 15, 2014.